STANDARD FORM OF STORE LEASE The
                       Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 1st day of October 1996, between INTERNATIONAL SUMMIT EQUITIES CORP. 77 SPRUCE STREET, CEDARHURST, NY party of the first part, hereinafter referred to as OWNER, and COMPU-DAWN, INC. 77 SPRUCE STREET, CEDARHURST, NY party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner

THE ENTIRE TOP 3RD AS IS, PLUS NINE PARKING SPACES,
#9-15-16-17-18-19-20-21-22-12-8


in the building known as 77 SPRUCE STREET, CEDARHURST, NY 11516 in the Borough of Town of Hempstead, City of New York, for the term of Five (5) Years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the
         1st day of October Nineteen Hundred and Ninety Six, and to end on the 30th day of September Two Thousand One
both dates inclusive, at an annual rental rate of


                                 SEE RENT RIDER



which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

Rent        1.   Tenant shall pay the rent as above and as hereinafter provided
                 6,375 per month basement.
Occupancy   2.   Tenant shall use and occupy demised premises for Furniture offices, Date Processing, Training and for no other purpose, what-so-ever and for no other purpose Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.


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Alterations:  3. Tenant  shall make no changes in or to the demised  premises of any nature without Owner's prior written consent which consent will not be unreasonably withheld or delayed. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law. All
fixtures  and  all  paneling,  partitions,   railings  and  like  installations,
installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be sur rendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's rights thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner at Tenant's expense.


         Repairs 4. Tenant shall maintain and repair the interior and shall make all repairs thereto necessary to keep same in good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article 8. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein, and thereto, and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the

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         Tenant for the diminuation of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building including the erection or operation of any crane, derrick or sidewalk shed, or in or to the demised premises or the fixtures, appurtenances or equipment thereof. The provisions of this article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in article 9 hereof. Landlord shall be responsible for the maintenance and repair of the roof of the building of which the demised premises forms a part.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments. departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, and with respect to the portion of the sidewalk adjacent to the premises, if the premises are on the street level, whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Except as provided in
Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant, to comply with the terms of this article. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.


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Subordination:  7.  This  lease is  subject  and  subordinate  to all  ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Tenant's Liability Insurance Property Loss, Damage, Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sole cost and expense, to maintain general public liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession and during the term of this lease. Such insurance shall be in an amount and with carriers acceptable to the Owner. Such policy or policies shall be delivered to the Owner. On Tenant's default in obtaining or delivering any such policy or policies or failure to pay the charges therefor, Owner may secure or pay the charges for any such policy or policies and charge the Tenant as additional rent therefor. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agent, contractors, employees, invitees, or licensees, or any covenant on condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by Counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the

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time of the  casualty  and  thenceforth  shall  cease  until  the date  when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events. Owner may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably
possible,   all  of  Tenant's  salvageable   inventory  and  movable  equipment,
furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or ap purtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.
(f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment, Mortgage, Etc. 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns

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expressly  covenants  that it  shall  not  assign,  mortgage  or  encumber  this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Tenant is to pay own utilities. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capac ity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform, in the premises, following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are within the walls, Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgages of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notice "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or per missible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of term Tenant shall have removed all or

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substantially all of Tenant's property  therefrom,  Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area: 14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

                           Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of, Articles 2 or 37 hereof, or of, the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

                           Bankruptcy: 16(a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events:
                           (I) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or
                           (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

         (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the

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fair and reasonable  rental value of the demise premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.


         Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 365 of Title 11 of the U.S. Code (Bankruptcy Code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Owner may serve a written three (3) days notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

         (2) If the notice provided for in (I) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any pan of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.


Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise,(a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such reentry, dispossess and/or expiration. (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or convenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant or any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Owner, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any actions or pro ceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

No Representations by Owner: 20. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holdiay in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 22. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 23. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.


                         No Waiver: 24. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed in acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury: 25. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform: 26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures or Owner is prevented or delayed from so doing by reason of strike or labor troubles, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or when, in the judgement of Owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown, or to make repairs, alterations or improvements.

Bills and Notices: 27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water: 28. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measures Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Owner shall be payable by Tenant as additional rent. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner as additional rent, on the first day of each month, 39 % ($ ) of the total meter charges, as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers: 29. Anything elsewhere in this lease to the contrary not with-standing, if the New York Board of Fire Underwriters or the Insurance Services Office or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads  or other  equipment  be made or  supplied in an existing sprinkler system
by  reason  of  Tenant's business,   or  the  location  of   partitions,   trade
fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said
Exchange  or by  any  fire  insurance  company.  Tenant shall,   at  Tenant's
expense,   promptly  make  such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $ , on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

[Paragraph 30 deleted]

Security: 31. Tenant has deposited with Owner the sum of S12,750.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent. Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. SECURITY DEPOSIT SHALL NOT BEAR INTEREST.

Captions: 32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 33. The term "Owner" as used in this lease means only the Owner, or the mortgagee in possession, for the time being of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties of their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 30 hereof), Sundays and all days designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to H V A C service.

Adjacent Excavation -- Shoring: 34. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 35. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass: 36. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Pills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.


Pornographic uses Prohibited 37. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as so-called rubber goods shops, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal Law Section 235.00.

Estoppel Certificate 38. Tenant, at any time, and from time to time, upon at least 10 days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates which the rent and additional rent have been paid, and stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default.

Successors and Assigns 39. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease. their assigns.
-----------------

      Space to be filled in or deleted.

(16) SIXTEEN PAGES OF RIDERS ARE MADE APART HEREOF. PLUS RENT RIDER.

 In Witness Whereof, owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner:


/s/ Illegible                  INTERNATIONAL SUMMIT EQUITIES, CORP. Corp. Seal

                               /s/ Michael Gedell                [L.S.]
                               MICHAEL GEDELL, PRESIDENT

Witness for Tenant:


                               COMPU-DAWN, INC.                  Corp. Seal

                               /s/ Dong W. Lew                    [L.S.]
                               DONG W. LEW, PRESIDENT

                                 ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK,                   ss.:
County of


On this    day of            , 19   , before me

personally came to me known, who being by me duly sworn, did depose and say that he resides in


that he is the             of

the  corporation  described in and which executed the foregoing  instrument,  as
OWNER: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of The Board of Directors of said corporation, and that he signed his name thereto by like order.


                                     ...........................................

INDIVIDUAL OWNER
STATE OF NEW YORK,                ss.:
County of

   On this        day of                  . 19   , before me personally came

to me known and known to me to be the individual described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that he executed the same.


                                     ...........................................


CORPORATE TENANT
STATE OF NEW YORK     ss.:
County of


      On this      day of                   , 19   , before me personally came
to me known, who being by me duly sworn, did depose and say that he resides in

that he is the                         of

the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                     ...........................................

INDIVIDUAL TENANT
State of New York     ss.:
County of

   On this    day of                       , 19   , before me personally came

to me known and known to me to be the individual
described in and who, as TENANT, executed the foregoing instrument and
acknowledged to me that                             he executed the same.


                                     -------------------------------------------

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 35.

         1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and safeguards.
         2. If the premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, etc.
         3. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed.
         4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein.
         5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Signs on interior doors and directory tablet shall be inscribed painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

         6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.
         7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations
         8. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and holidays all persons who do not present a pass to the building signed by Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such person.
         9. Owner shall have the right to prohibit any advertising by any Tenant which, in Owner's opinion, tends to impair the reputation of Owner or its desirability as a building for stores or offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.
         10. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.
         11. Tenant shall not place a load on any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant's expense in setting sufficient in Owner's judgement to absorb and prevent vibration, noise and annoyance.

                                    GUARANTY

 The undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the agreements to be performed and observed by Tenant In the attached Lease, including the "Rules and Regulations" as therein provided, without requiring any notice to Guarantor of nonpayment or, nonperformance, or proof, or notice of demand, to hold the undersigned responsible under this guaranty, all of which the undersigned hereby expressly waives and expressly agrees that the legality of this agreement and the agreements of the Guarantor under this agreement shall not be ended, or changed by reason of the claims to Owner against Tenant of any of the rights or remedies given to Owner as agreed in the attached Lease. The Guarantor further agrees that this guaranty shall remain and continue in full force and effect as any renewal, change or extension of the Lease. As a further inducement to Owner to make the Lease Owner and Guarantor agree that in any action or proceeding brought by either owner or the Guarantor against the other on any matters concerning the Lease of the guaranty that Owner and the undersigned shall and do waive trial by jury.


                                           ------------------------------------
                                           Guarantor

                    RENT RIDER TO LEASE DATED OCTOBER 1, 1996
                  BETWEEN INTERNATIONAL SUMMIT EQUITIES CORP. &
                                COMPU-DAWN, INC.

1st year                   November 1, 1996 to September 30, 1997
(Partial)
                           $ 4,781.25 Base Rent Per Month
                           $57,375.00 Base Rent Per Year


2nd year                   October l, 1997 to September 30, 1998


                           $ 6,800.00 Base Rent Per Month
                           $81,600.00 Base Rent Per Year


3rd year                   October l, 1998 to September 30, 1999

                           S 7,225.00 Base Rent Per Month
                           $86,700.00 Base Rent Per Year


4th year                   October l, 1999 to September 30, 2000


                           $ 7,650.00 Base Rent Per Month
                           $91,800.00 Base Rent Per Year


5th year                   October 1, 2000 to September 30, 2001

                           $ 8,075.00 Base Rent Per Month
                           $96,900.00 Base Rent Per Year


          It is understood that International Summit Equities Corp. has reduced the first year rent from $76,500.00 to $57,375.00
                              as a rent concession.

                                      INTERNATIONAL SUMMIT EQUITIES CORP

                                      By: /s/ Michael Gedell
                                         Michael Gedell, President

                                      COMPU-DAWN, INC.

                                      By: /s/ Dong W. Lew
                                         Dong W. Lew, President

                                   page l of 2

                                 Option to Renew



     Landlord agrees so long as Tenant does not default hereunder, Tenant shall have the option to renew and extend the term of this lease for one (1) period of five (5) years (the "Option Term") covering the period commencing October 1, 2001 up through and including September 30, 2006. Tenant may exercise said option only by serving written notices sent by registered or certified mail (return receipt requested) upon Landlord of its agreement to exercise said option, at least six (6) months prior to the commencement date of said option period. For purposes of this paragraph time shall be of the essence. The option term shall be upon all the same terms and conditions; as are herein contained in this lease agreement, except that the basic annual rent shall be increased as follows:




1st year                   October 1, 2001 to September 30, 2002


                           $ 8,478.75 Base Rent Per Month
                           $ 101,745.00 Base Rent Per Year


2nd year                   October 1, 2002 to September 30, 2003


                           $ 8,902.66 Base Rent Per Month
                           $106,832.00 Base Rent Per Year


3rd year                   October 1, 2003 to September 30, 2004


                           $ 9,347.75 Base Rent Per Month
                           $ 112,173.00 Base Rent Per Year


4th year                   October 1, 2004 to September 30, 2005


                           $ 9, 815.08 Base Rent Per Month
                           $ 117,781.00 Base Rent Per Year

5th year                   October 1, 2005 to September 30, 2006


                           $ 10,305.83 Base Rent Per Month
                           $123,670.00 Base Rent Per Year


                                    INTERNATIONAL SUMMIT EQUITIES CORP.


                                    By:/s/ Michael Gedell
                                       Michael Gedell, President

                                    COMPU-DAWN, INC.


                                    By:/s/ Dong W. Lew
                                       Dong Lew, President







 page 2 of 2

Rider to Lease dated: OCTOBER 1st, 1996

Between INTERNATIONAL SUMMIT EQUITIES CORP., as Landlord, and COMPU-DAWN, INC., as Tenant

1. Wherever the printed form of the lease conflicts with any provision of this rider, then the provisions of this rider shall supersede the printed form and shall control.

2. Tenant shall pay as additional rent in addition to all other rents specified in this lease the following:

         (A) Thirty-nine percent (39%) of all tax increases over and above the below listed base tax years:

                                                        Total Tax for Indicated
                                                                Base Year

                  General 1996 (1/1/96-12/31/96):               $12,851.63
                  School 1996/97 (7/1/96-6/30/97):              $30,690.84
                  Village 1996/97 (6/1/96-5/31/97):             $ 7,996.96

         (B) Thirty-nine percent (39%) of any special assessments that may be levied or assessed against the premises of which the demised premises form a part.

3. In addition to the above listed payments and as additional rent, the Tenant will pay to the Landlord, promptly upon receipt of the Landlord's bill, all water charges for water consumed in the demised premises. The amount due will be based upon the rate charged to the Landlord for water by the municipal agency having jurisdiction and upon the water meter reading on the water meter for the demised premises, for water consumed in the billing period by the Tenant.

4. Tenant agrees to procure, provide, and keep in force at its own cost and expense throughout the term of this lease, for the benefit of the Landlord, liability insurance in standard form, written by good and solvent companies duly licensed to do business in the State of New York. In an amount of at least One Million ($1,000,000) Dollars in respect to any one accident and in the amount of Five Hundred Thousand ($500,000) Dollars in respect to any one person. Said policies and renewals thereof shall be delivered by the Tenant to the Landlord on the Issuance of same and at least fifteen (15) days before the expiration of any expiring policy, and if not so delivered, the Landlord may procure the same, pay the premium thereon and add the amount to the fixed rentals payable hereunder.

5. Tenant agrees to keep all its own cost and expense the plate glass in the demised premises insured for the benefit of the Landlord during the entire term hereof, and to furnish the policies therefore to the Landlord together with receipts showing payment of the premium. Said policies and renewals thereof shall be delivered by the tenant to the Landlord on the issuance of same and at least Fifteen (15) days before the expiration of any expiring policy, and if not so delivered, the Landlord may procure the same, pay the premium thereon and add the amount to the fixed rentals payable hereunder.

6. Tenant shall, at its sole expense, comply with any and all reasonable recommendations to reduce risk of loss made by an insurance company insuring the building of which the demises premises are a part.

7. This lease does not include any air conditioning. The Landlord will permit the Tenant to use and maintain, at the Tenants own cost and expense, the air conditioning equipment now installed within or connected to the demised premises. Landlord represents that such air conditioning equipment is presently in good working order.

8. This lease does not include any heating. The Landlord will permit the Tenant to use and maintain, at the Tenant's own cost and expense, the heating equipment now installed and/or connected to the demised premises. Landlord represents that such heating equipment is presently in good working order.

9. Tenant shall not paint over, black out, or in any other manner obscure the windows without first obtaining the written consent of the Landlord.

10. Tenant may not install and gates, bars, or other such protective devices outside or inside the demised premises where such protective devices maybe visible from outside the office, without the prior written consent of the Landlord.

11. The use and occupance of the demised premises are limited as in accordance with the occupancy clause of this lease and shall not conflict with that of any other Tenant in the building.

12. Tenant shall, at its own cost and expense, make adequate provision for and supply all gas, electricity, light, heat, power and all meter installations connected therewith, in the demised premises.

13. Tenant shall not do anything in or about the demised premises which will in any way tend to increase the insurance rates on said premises and/or building of which they are apart. Tenant agrees to pay, as additional rent, any increase in premiums for insurance against loss by fire and/or public liability that maybe charged during the term of this lease on the amount of insurance carried by the Landlord on said premises and/or building of which they are a part, resulting from the business carried on in the leased premises by the Tenant, whether or not the Landlord has consented to the same. If the Tenant installs any electrical equipment that over-loads the lines in the herein leased premises, the Tenant shall, at its own cost and expense make whatever changes are necessary to comply with the requirements of all agencies having jurisdiction, public or private.

14. This lease does not include any heating, ventilation, air conditioning, hot water, or sanitation service. The Tenant shall maintain and replace, if necessary, at its own cost and expense, all heating, electrical, and other equipment and systems which service the demised premises on the day the Tenant took occupancy.

15. The Tenant shall keep the office window and the are visible from the street in a neat and orderly condition, and will not permit anything that will downgrade the property.

16. The Tenant must, at its own cost and expense, provide for sanitation service.

17. The Tenant expressly covenants and agrees that Tenant will retain, at its own cost and expense, a professional exterminating service who will service the demised premises at least once every month.

18. The plumbing facilities shall not be used for any other purpose than for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by the Tenant, who shall, or whose employees, or agents shall not mark, paint, drill, or in any way deface any walls, ceilings, floors, windows, wood, stone or iron work without the prior written consent of the Landlord which consent will not be unreasonably withheld or delayed.

19. At Landlord's option, Tenant shall pay a "Late Charge" of four (4%) percent per month from the due date of any installment of rental (fixed minimum, and additional rent) together with a late charge of $250.00 for the purpose of defraying expenses incident to the handling of such delinquent account, if said rental payments is made after its due date (time being of the essence). But in no event shall the late charge exceed legal maximums for the same.

20. In the event any check made by Tenant in the payment of rent, additional rent or otherwise, made payable to the Landlord is returned to the Landlord by the bank for insufficient funds, uncollectible funds, or for any other reason what-so-ever (except due to Landlord's actions), this shall constitute a default and Tenant must replace such check with either cash or certified funds only. If Landlord elects to redeposit such check, Tenant will not be required to replace check with cash or certified funds, as above; provided the redeposited check then "clears"; and such action by landlord shall not be deemed to be, or constitute a waiver of this paragraph or of the default. Nothing herein contained shall be deemed to limit any right or recovery which Landlord may have under this lease, at law or in equity.

21. Tenant may, at its option, install machinery and equipment in the demised premises for the usual and normal practices and progress of its business, with the following exceptions:

         (A) Where an install is in violation of the covering codes of the several agencies, public or private, having jurisdiction;

         (B)      Where such an installation creates a hazard or a nuisance;

         (C) Where the quiet enjoyment (of their premises) of the neighboring tenants is disturbed; and

         (D) Where such an installation impairs the integrity of the demised premises, or of the structure of which the demised premises is a part.

22. All machinery and equipment installed by the Tenant shall be filled with shock mounts or vibration eliminators, where necessary, so that neighboring tenants may not be disturbed when such machinery or equipment is in operation. If a question arises as to the Tenants proper performance, as slated in this paragraph, the burden of proof lies expressly with the Tenant to the satisfaction of the Landlord.

23. The security deposit as set forth in the printed part of this lease shall not bear interest.

24. Should any plumbing facilities be required for commercial use, such piping as may be required shall be installed by the Tenant, at his own cost and expense, and in a manner which conforms to the Codes of the several agencies having jurisdiction. The maintenance of such an installation shall be borne by the Tenant only. The entire installation shall be such as to not disturb the quiet enjoyment of any other tenant in their premises. Should there by any complaint of a leak, which appears as if its origin is in the demised premises, the Tenant shall, without objection, immediately investigate. Should it be found that such a leak had been caused as a result of some defect in the plumbing system belonging to the demised premises, the Tenant shall immediately perform all remedial measures necessary to repair the defect, at his own cost and expense.
 If the necessary repairs are not made by the Tenant with all due speed and without unreasonable delay, the Landlord may effect the necessary repairs and will charge the Tenant for all costs for such work. The amount may be added to the fixed rentals payable hereunder.

25. The demised premises must be available for inspection, meter reading, etc., by authorized persons having jurisdiction, without any harassment.

26. All additions, improvements, and installations made by Tenant to, in, or about the demised premises shall immediately become and be part of the demised premises and the sole property of the Landlord, and shall under no conditions be, or be permitted to be, removed, encumbered, or damaged, but shall at all times be kept and maintained in good and proper functioning condition and repair, and upon the termination hereof they shall be surrendered to the Landlord in good condition and repair, reasonable wear and tear excepted.

27.   Tenant shall make all repairs to premises at Tenants own cost and expense.

28. In the event that the Landlord expends any reasonable amounts for attorney's fees for the enforcement of any provisions of this agreement, the Tenant shall promptly reimburse the Landlord for the cost thereof, and the same shall be considered as additional rent.

29.      [INTENTIONALLY DELETED]

30.      Alterations; Improvements and Modifications

         (A) Tenant shall not perform any alteration, improvements, or modifications to the demised premises, whether interior or exterior, without the prior written consent of the Landlord, which consent will not be unreasonably withheld or delayed.

         (B) Should the Tenant obtain the Landlord's consent as provided in subparagraph (A) hereinabove, any and all alterations, improvements or modifications required or desired by Tenant in the demised premises shall be done by Tenant, at its sole cost and expense, but in accordance with all the terms and conditions of the lease and subject to the following:

                     (1) Tenant will, prior to the performance of such work, deliver to the Landlord plans for such work, prepared by an Architect or store designer, reasonably satisfactory to Landlord for Landlord's prior written approval (not to be unreasonably withheld or delayed). Tenant shall, before commencement of any work, deliver waivers of liens from contractors and subcontractors and shall:

                            (a) Obtain the necessary consents, authorization and licenses from all federal, state and/or municipal authorities having jurisdiction over such work; and

                            (b)     Enter  into  a  contract   with  the
                                    contractors  and/or  other person or
                                    persons  who will  perform  Tenant's
                                    work.

                                    (i)    That the work will be done in
                                           acceptance with the approval plans
                                           and specifications and the consents,
                                           authorizations and licenses obtained;
                                           and

                                    (ii)   That  the   contractor   or
                                           other  persons   performing
                                           the work will  look  solely
                                           to the Tenant  for  payment
                                           and will hold  Landlord and
                                           the demised  premises,  and
                                           the building containing the
                                           demised premises, free from
                                           all liens and claims of all
                                           persons furnishing labor or
                                           materials therefore.

         (C) Tenant shall perform all such work in a good and workman like manner and shall obtain and deliver to the Landlord a certificate of completion for all alterations and improvements performed to the demised premises, by the municipality having jurisdiction thereof.

         (D) All additions, improvements and installations made by Tenant to, in, or about the demised premises, shall immediately become and be part of the demised premises and the sole property of the Landlord, and shall under no conditions be, or be permitted to be, removed, encumbered, or damaged, but shall at all times be kept and maintained in good and proper functioning condition and repair, and upon the termination hereof they shall be surrendered to the Landlord in good condition and repair, reasonable wear and tear excepted.

         (E) Furnish to Landlord a certificate, or certificates, of Worker's Compensation Insurance covering all persons who will perform Tenant's work for Tenant or any contractor, subcontractor or other person. Tenant agrees to indemnify and save harmless the Landlord from and against any and all bills for labor performed and equipment, fixtures and material furnished to Tenant and from and against any and all liens bills or claims therefor or against the demised premises or the building containing the same and from and against all losses, damages, costs, expenses, suits and claims whatsoever in connection with Tenant's work. The demised premises shall at all times be free of liens for labor and materials supplied or claimed to have been supplied except with respect to Tenants trade fixtures, equipment and inventory. No financing statements or other security instruments shall be filed against the demised premises or their contents.

31. Landlord shall have the sole right to commence tax reduction proceedings on the premises. If recovery is made, and refund received from taxing authorities, the Tenant will be paid its prorata share of same, less the actual expenses expended for securing such refund. No tax reduction will reduce the Base Tax Year for purposes of the Paragraph two (2) in the rider hereof.

32. Tenant waives all right to make repairs at the expense of Landlord as may be provided by any law presently in effect, or which may be enacted in the future, which authorizes a Tenant to make repairs at the expense of the Landlord.

33. No Broker: Tenant warrants and represents that there was no broker instrumental in consummating this lease, and that no conversations or prior negotiations were had with any broker concerning the renting of the premises. Tenant agrees to hold Landlord harmless against any claims for brokerage commission arising out of any conversations or negotiations had by Tenant with any broker.

34. Landlord may, at its sole discretion from time to time, modify, alter, redesign or change the size and location of the common area, as long as adequate common area facilities are made available to Tenant.

35. Landlord may make temporary installations, and move or remove the same, and may temporarily close the common area, or any part thereof, for repair, changes, installations, construction or to prevent the acquisition of public rights or to prevent or discourage non Tenant parking, provided same does not have a material adverse affect on the ongoing operations of the Tenant's business.

36. Changes and Additions: Tenants consent shall not be required for Landlord to make changes, revisions, additions, reductions or modifications to the premises. Landlord shall provide adequate common facilities in the event any changes are made by landlord.

37.      [INTENTIONALLY DELETED]

38.      Additional Rent and Charges:  [INTENTIONALLY DELETED]

39. Additional Payments: Any additional moneys to be paid by Tenant to Landlord under this lease shall be deemed to be additional rent (whether or not specifically designated additional rent), and shall be collectable with the next monthly installment of basic rent unless payable sooner under any express provision of this lease.

40.    Mechanic's Liens:

       (A) Tenant shall not permit any mechanics or other lien to exist, be placed or filed against the premises, for any labor or material furnished on behalf of, or to Tenant, or in connection with work of any character performed, or materials furnished Tenant for the premises, by or at the direction of Tenant, or as a result of any act or failure to act by Tenant.

       (B) Tenant shall indemnify and save harmless Landlord against all loss, liability, costs (including reasonable attorney's fees), damages or interest charges, as a result of any such mechanic's lien or any other lien caused to be filled on account of Tenant's or its agent's acts or omissions, and Tenant shall, within ten (10) days of the filing of any such lien and notice given to Tenant, remove, pay or cancel said lien or secure the payment of any such lien or liens by bond or other acceptable security.

41. Indemnification by Tenant. Tenant shall indemnify and save Landlord harmless from legal action, damages, loss, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of the use or occupancy by Tenant of the premise or the premises, occasioned wholly or in part by any negligent act or omission of Tenant, Tenant's agents, contractors, employees, or persons claiming through Tenant.

42. Waiver of Subrogation. Each party hereby release the other party (which term as used in this section includes the employees, agents, officers and directors of the other party) from all liability, whether for negligence or otherwise, in connection with loss covered by any insurance policies which the releaser carries with respect to the premises or any interest or property therein or thereon (whether or not such insurance is required to be carried under this lease), but only to the extent that such loss is collected under said insurance policies. Such release is also conditioned upon the inclusion in the policy or policies of a provision whereby any such release shall not adversely affect said policies or prejudice any right of the releaser to recover thereunder. Each party agrees that its insurance policies, aforesaid, will include such a provision so long as the same shall be obtainable without extra cost, or if extra cost shall be chargeable therefore, each party shall advise the other thereof the

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amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

43. No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent or additional rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this lease to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this lease, but each and every covenant, agreement, term and condition of this lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. The specified remedies to which the Landlord may resort under the terms of this lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord may be lawfully entitled in case of any breach or threatened breach by the Tenant of any provisions of this lease.

44. In the event of any breach or threatened breach by Tenant of any of the covenants, agreements, terms of conditions contained in this lease, Landlord shall be entitled to enjoin such breach, or threatened breach, and shall have the right to invoke any right and remedy allowed at law or in equity, or by statute or otherwise, as though re-entry, summary proceedings, and other remedies that were not provided for in this lease.

45.      [INTENTIONALLY DELETED]

46.      [INTENTIONALLY DELETED]

47. Signs: No signs or lettering of any nature maybe put on or in any window nor in the exterior of the Building or elsewhere within the Demised Premises such as will be visible from the street.

47A.     Directory:  Landlord will furnish in the lobby of the Building a directory which will contain the name of Tenant and suite number.

48. Assignment and Subletting: Tenant shall not assign, mortgage or encumber this lease, in whole or in part, or sublet all or any part of the demised premises without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed. The consent of landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. The prohibition against any assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this lease be assigned or if the demised premises or any part thereof be occupied by anybody other than Tenant, Landlord may collect to the assignee or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this provision or the acceptance of the assignee, undertenant or occupant as Tenant, or as a release of Tenant from the

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further  performance  by Tenant of the covenants and provisions of this lease on its part to be observed or performed. Notwithstanding any assignment or sublease, whether or not approved by Landlord, Tenant shall remain fully liable and shall not be released from performing any of the terms of this lease. If Tenant is a corporation and if any transfer, sale, pledge or other disposition of its common stock shall occur, or power to vote the majority of its outstanding capital stock be changed, such change shall constitute a default hereunder and Landlord shall have the right, at its option, to terminate this lease upon five(5) days' notice to Tenant, but Tenant shall continue to be liable hereunder as in the case of a default. Notwithstanding the foregoing, Tenant may, upon prior written notice to Landlord, assign this Lease or sublet the whole of the demised premises, for the uses permitted herein, to any affiliate, subsidiary or parent of Tenant, provided that, notwithstanding said assignment, Tenant hereunder shall continue to remain liable for the full and complete performance of all of the terms, provisions and covenants hereof.

49. Laws, Waste or nuisance: Tenant shall, at its own cost and expense: (a) comply with the certificate of occupancy and all governmental laws, ordinances, orders and regulations affecting the demised premises how or hereafter in force including, without limitation, all environmental and health laws, rules and regulations; (b) comply with and execute all rules, regulations and requirements of the board of fire Underwriters, Landlord's insurance companies and other organizations establishing rates; (c) not suffer, permit or commit any waste or nuisance and (d) not store or dispose of any toxic or hazardous wastes in the demised premises or the premises.

50. Intentionally deleted.

51. Indemnity:

         (A) Tenant does hereby indemnify, and will defend and hold harmless the Landlord, its agents, officers and employees, from and against any and all liability, claims, demands, damages, expenses, fees, fines, penalties, suits, proceedings, actions, and causes of action of any and every kind or nature, and for all liability and all expenses in connection with loss of life, bodily or personal injury or property damage of every kind arising from or out of any occurrence in, upon, at or from the demised premises or the occupancy or use by Tenant of said premises or any part thereof, or occasioned wholly or in part by any act or omission or Tenant, its agents, contractors, employees, servants, invitees, licensees or concessionaires.

         (B) Tenant shall store its property in and shall occupy the demised premises and all other portions of the premises at its own risk, and releases Landlord, to the full extent permitted by law, from all claims of every kind resulting in loss of life, personal or bodily injury or properly damage.

         (C) Landlord shall not be responsible or liable at any time for any loss or damage to Tenant's merchandise, equipment, fixtures or other personal property or for any loss or damage to either the person or

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           property  of Tenant that may be  occasioned  by or through the acts of omissions of persons occupying adjacent, connecting or adjoining premises.

       (D) Landlord shall not be responsible or liable for any defects, latent or otherwise, in any building in the premises or any of the equipment, machinery, utilities, appliances or apparatus therein, nor shall it be responsible or liable for any injury, loss or damage to any person or to any property of Tenant or other persons caused by or resulting from bursting, breakage, or by or from plumbing, sprinkler or other leakage, steam or snow or ice, running, backing up, seepage, or the overflow of water or sewerage in any part of the premises, nor for any injury or damage caused by or resulting from acts of God or the elements, nor for any injury or damage caused by or resulting from any defect or negligence in the occupancy, construction, operation, or of use of any portion of the premises or the building, machinery, apparatus, or equipment therein by any person or by or from the act of or any negligence of any occupant of the premises.

       (E) Tenant shall give prompt notice to Landlord in case of fire or accident in the demised premises or in the building of which the demised premises are a part or of any defect therein or in any fixture or equipment.

       (F) In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees.

       (G) Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord in enforcing the terms of this Lease. The provisions of this paragraph shall also apply to the period prior to the commencement of the term in the event that permission is given to Tenant to do Tenant's construction work and install its fixtures prior to the commencement of the term hereof.

52. Default:
         (A) If Tenant falls with the exception of the covenant for the payment of rent or additional rent hereunder to perform any other of the terms of this lease to be observed or performed by Tenant, or it Tenant shall be come bankrupt or insolvent, or file any debtor proceedings or take or have taken against Tenant in any court (pursuant to any statute either of the United States or of any state) a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or suffers this lease to be taken under any writ of execution or attachment or if this lease shall pass to or devolve upon, by law or otherwise, one other than Tenant except as herein

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



            provided, then, in any one or more of such events, upon Landlord serving a written five(5) day notice of default upon Tenant specifying the nature of said default and if, at the expiration of said five (5) day period, Tenant shall have failed to comply with or remedy such default then, Landlord may give Tenant a three (3) day notice of cancellation of this lease and at the expiration of such three (3) day period, this lease and the term hereunder shall terminate and come to an end, and Tenant shall quit and surrender, the demised premises to Landlord as if the term hereunder ended by the expiration of the time fixed herein, but Tenant shall remain liable as hereafter provided.

        (B) Tenant shall at all times remain liable to Landlord for all rents and additional rents becoming due to the expiration of the term regardless of whether Landlord shall have terminated this Lease for Tenant's default. Tenant shall pay to landlord any deficiency between the rent hereby reserved and the net amounts received by landlord on account of rent for the demised premises for each month of the period which would otherwise have constituted the balance of the term of hits lease. The failure of landlord to relet shall not release or otherwise affect Tenant's liability for damages, provided, however that Landlord has a duty to mitigate damages by making reasonable efforts to relet. The damages shall be paid in monthly installments by Tenant on the rent day specified in this lease, unless Landlord shall elect to proceed in any other manner afforded or provided for hereunder. Upon any reletting all rentals received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any reasonable costs and expenses actually incurred of such reletting all rentals received by Landlord from such reletting including reasonable brokerage fees and reasonable attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from any reletting during any months be less than that which was to be paid during that month by Tenant hereunder, Tenant shall pay an amount equal to any such deficiency to landlord. Such deficiency shall be calculated and paid monthly. Landlord may recover from Tenant all damages it may incur by reason of Tenant's default, including the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the demised premises for the remainder of the state term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable by Tenant subsequent to default, the annual rent for each year of the unexpired term shall be equal to the average annual minimum and additional rents payable by Tenant from the commencement of the term to the time of default, or during the preceding three full calendar years, whichever period is shorter.

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53. Intentionally deleted.

54. Waiver of Counterclaim and Jury Trail: In the event that Landlord shall commence any summary proceedings or action for non-payment of minimum annual rent, percentage rent or additional rent hereunder, Tenant shall not interpose any Counterclaim of any nature or description in such proceeding or action. The parties hereto waive a trial by jury on any and all issues arising in any action or proceeding between them or their successors under or connected with this lease or any of its provisions, any negotiations in connection therewith, or the use of occupancy of the premises.

55. Tenant must provide to Landlord all insurance policies as hereby provided for under this lease no later than ten (10) days after the commencement date of this lease. If insurance certificate and policies are not provided by the Tenant it shall be considered a substantial breach of this lease, and the lease shall be terminated.

56. Compliance with law: Tenant shall, at its sole cost and expense, use the premises in compliance with the certificate of occupancy and comply with all federal, state, county and municipal statutes, laws, rules, orders, regulations and ordinances affecting the premises and the use thereof which require the making of any unforeseen or extraordinary changes (whether or not any such statutes, laws, rules, orders, regulations and ordinances which may be hereafter enacted involve a change of policy on the part of the governmental body enacting the same), and with all other rules, orders and regulations which must be complied with by Tenant in order to keep in full force and effect all insurance required to be kept in force by Tenant Tenant shall comply with the requirements of all policies of public liability, fire and other insurance at any time in force and effect with respect to the premises. If Tenant fails to comply, it shall be considered a substantial breach of this lease, and the lease shall be terminated.


                                      INTERNATIONAL SUMMIT EQUITIES CORP


                                      By /s/ Michael Gedell
                                      ---------------------
                                      Michael Gedell, President


                                      COMPU-DAWN, INC.


                                      By: /s Dong W. Lew
                                      ------------------
                                      Dong W. Lew, President


K:\WPDOC\CORP\LEASE.WP5




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